As filed with the Securities and Exchange Commission on February 24, 1998

                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.    )


Filed by the registrant /x/
Filed by a party other than the registrant / /
Check the appropriate box:
/ /  Preliminary proxy statement
                                    / / Confidential, For Use of the Com-
                                        mission Only (as permitted by
                                        Rule 14a-6(e)(2))
/ /  Definitive proxy statement
/x/  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


      MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST
               (Name of Registrant as Specified in Its Charter)
                                Same as above

   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of filing fee (Check the appropriate box):
   /x/ No fee required.
   / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:
   / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

   (2) Form, Schedule or Registration Statement no.:

   (3) Filing Party:

   (4) Date Filed:



                  MERRILL LYNCH MULTI-STATE LIMITED MATURITY
                            MUNICIPAL SERIES TRUST
                                P.O. BOX 9011
                      PRINCETON, NEW JERSEY  08543-9011

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON MARCH 25, 1998

TO THE STOCKHOLDERS OF MERRILL LYNCH MULTI-STATE
  LIMITED MATURITY MUNICIPAL SERIES TRUST
  holding shares of
     Merrill Lynch Arizona Limited Maturity Municipal Bond Fund
     Merrill Lynch Michigan Limited Maturity Municipal Bond Fund
     Merrill Lynch New York Limited Maturity Municipal Bond Fund

Pursuant to a Notice dated November 24, 1997, notice was given of a Special Meeting of the stockholders of six series of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, including stockholders holding shares of Merrill Lynch Arizona Limited Maturity Municipal Bond Fund, Merrill Lynch Michigan Limited Maturity Municipal Bond Fund, and Merrill Lynch New York Limited Maturity Municipal Bond Fund (each, a "Fund"), to be held for the purpose of approving or disapproving an Agreement and Plan of Reorganization whereby the Limited Maturity Portfolio of Merrill Lynch Municipal Bond Fund, Inc. (the "Limited Maturity Portfolio") would acquire substantially all of the assets and assume substantially all of the liabilities of each Fund in exchange solely for an equal aggregate value of newly-issued shares of the Limited Maturity Portfolio (the "Reorganization"). At that time, each stockholder of each Fund was requested to vote to approve or disapprove the Agreement and Plan of Reorganization.

NOTICE IS HEREBY GIVEN to stockholders of each Fund that the Special Meeting of stockholders (the "Meeting") originally scheduled for January 5, 1998 and adjourned until February 12, 1998, will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday March 25, 1998. Stockholders who have not yet submitted a vote to approve or disapprove the Agreement and Plan of Reorganization are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date, and sign the enclosed form of proxy applicable to their Fund and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust.


                                   By Order of the Board of Trustees
                                   LAWRENCE A. ROGERS
                                   Secretary


Plainsboro, New Jersey
Dated:  February 24, 1998